Exhibit 10.10

ASSUMPTION AGREEMENT, dated as of February 26, 2015, made by each of the undersigned (each individually, an “Additional Grantor” and collectively, the “Additional Grantors”), in favor of Barclays Bank PLC, as collateral agent (in such capacity, the “Collateral Agent”) for the banks and other financial institutions or entities (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

W I T N E S S E T H :

WHEREAS, TASC Parent Corporation, a Delaware corporation (“Holdings”), TASC, Inc., a Massachusetts corporation (“TASC” or the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”) and Barclays Bank PLC, as Collateral Agent (in such capacity, the “Collateral Agent”) and Administrative Agent have entered into that certain Second Lien Credit Agreement, dated as of May 23, 2014 (as amended by that certain First Amendment to Second Lien Credit Agreement dated as of December 18, 2014 and by that certain Second Amendment Agreement dated as of February 26, 2015 and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Borrower (as such term is defined in the Guarantee and Collateral Agreement) and certain of its Affiliates (other than the Additional Grantors) have entered into the Second Lien Guarantee and Collateral Agreement, dated as of May 23, 2014 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Collateral Agent for the benefit of the Administrative Agent, the Collateral Agent and the other Secured Parties;

WHEREAS, the Credit Agreement requires the Additional Grantors to become parties to the Guarantee and Collateral Agreement; and

WHEREAS, the Additional Grantors have agreed to execute and deliver this Assumption Agreement in order to become party to the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantors, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby become party to the Guarantee and Collateral Agreement as Guarantors and Grantors thereunder with the same force and effect as if originally named therein as Guarantors and Grantors and, without limiting the generality of the foregoing, hereby expressly assume all obligations and liabilities of a Guarantor and a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement. The Additional Grantors hereby represent and warrant, to the extent applicable, that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as of the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2. GOVERNING LAW. RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

ENGILITY CORPORATION, as Grantor and Guarantor

By:	/s/ Anthony Smeraglinolo
Name:	Anthony Smeraglinolo
Title:	President and Chief Executive Officer

INTERNATIONAL RESOURCES GROUP LTD., as Grantor and Guarantor

By:	/s/ Anthony Smeraglinolo
Name:	Anthony Smeraglinolo
Title:	President and Chief Executive Officer

DYNAMICS RESEARCH CORPORATION, as Grantor and Guarantor

By:	/s/ Anthony Smeraglinolo
Name:	Anthony Smeraglinolo
Title:	President and Chief Executive Officer

2

Annex I-A to

Assumption Agreement

Supplement to Schedule 1

NOTICE ADDRESSES OF GUARANTORS

Guarantor	Address for Notices

Engility Corporation[1]	3750 Centerview Drive Chantilly, VA 20151
International Resources Group Ltd.	1320 Braddock Place Alexandria, VA 22314
Dynamics Research Corporation	3750 Centerview Drive Chantilly, VA 20151

[1]	To be converted to Engility LLC, a Delaware limited liability company.

Supplement to Schedule 1 - 1

Supplement to Schedule 2

DESCRIPTION OF INVESTMENT PROPERTY

Pledged Stock:

Issuer	Registered Owners	Number of Certificate	Percentage of Shares Pledged	No. or % of Shares Owned
Cayenta, Inc.	Engility Corporation	N/A	75.68% of the common shares & 0% of the preferred	75.68% of the common shares & 0% of the preferred

LinCom Wireless, Inc.	Engility Corporation	N/A	96.98%	96.98%

Titan Wireless, Inc.	Engility Corporation	N/A	99.88%	99.88%

MPRI International Services, Ltd.	Engility Corporation	N/A	65%	100%

Titan Deutschland GmbH	Engility Corporation	N/A	65%	100%

TM Creditors	Engility Corporation	N/A	<1%	<1%

International Resources Group Ltd.	Engility Corporation	1	100%	390,895/100%

Supplement to Schedule 2 - 1

IRG Systems South Asia Private Limited	International Resources Group Ltd.	N/A	65%	90%

Dynamics Research Corporation	Engility Corporation	1	100%	10 shares/100%

H.J. Ford Associates, Inc.	Dynamics Research Corporation	1	100%	61.656 shares / 100%

DRC International Corporation	Dynamics Research Corporation	2	100%	2,500 shares / 100%

Pledged Notes:

None.

Supplement to Schedule 2 - 2

Pledged LLC Interests:

Issuer	Registered Owners	Certificated (Y/N)	Certificate No. (if any)	No. or % of Pledged Units	% of Outstanding LLC Interests of the Issuer
Engility LLC[1]	TASC, Inc.	N	N/A	100%	100%

Kadix Systems, LLC	Dynamics Research Corporation	Y	3	100 units /100%	100%

High Performance Technologies Innovations, LLC	Dynamics Research Corporation	Y	1	100 shares /100%	100%

HMR Tech, LLC	Dynamics Research Corporation	N	N/A	40%	40%

Other Pledged Equity Interests:

Issuer	Registered Owners	Class of Interests	Certificated (Y/N)	Certificate No. (if any)	No. of Pledged Units/% of Outstanding Interests of the Issuer
TMASC JV	Engility Corporation	Membership interests	N	N/A	50%/50%

[1]	After giving effect to conversion of Engility Corporation, a Delaware corporation, to Engility LLC, a Delaware limited liability company.

Supplement to Schedule 2 - 3

Supplement to Schedule 3

LEGAL NAME, LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE

Grantor	Jurisdiction of Organization	Chief Executive Office	Organizational Identification Number
Engility Corporation[1]	Delaware	3750 Centerview Drive Chantilly, VA 20151	0720430
International Resources Group Ltd.	Delaware	1320 Braddock Place Alexandria, VA 22314	2043205
Dynamics Research Corporation	Massachusetts	Two Technology Drive Andover, MA 01810-2434	042211809

[1]	To be converted to Engility LLC, a Delaware limited liability company.

Supplement to Schedule 3 - 1

Supplement to Schedule 4

COPYRIGHTS AND COPYRIGHT LICENSES

Title	Registration Number	Registration Date	Owner

Cycle interpolation monochip metallization mask work, MLA3454A	MW0000001798	7/28/1986	Dynamics Research Corporation

Data accessor for Digital Equipment Corporation’s VAX computer	TXu000302267	10/26/1987	Dynamics Research Corporation

Data accessor for the Honeywell DPS-8	TXu000302266	10/26/1987	Dynamics Research Corporation

Expense tracking and planning system (ETAPS) reports	TX0005953722	4/01/2004	Dynamics Research Corporation

First ten pages of network interface for the I B M PC	TXu000302553	10/26/1987	Dynamics Research Corporation

Network supervisor for Digital Equipment Corporation’s VAX computer	TXu000302254	10/26/1987	Dynamics Research Corporation

Joint Range Extender underlying software	Unregistered	Unregistered	Engility Corporation

PATENTS AND PATENT LICENSES

Patent Title	Application/ Registration No.	Filing Date/Issued Date	Status	Owner

Method of Environmental Performance Measurement	App No. 09/792,044/ Reg. No. 6,509,730	Filed: February 26, 2001 Issued: January 21, 2003	Expired due to non-payment of maintenance fees	Engility Corporation

SLMCO Water Purification System	App No. 12/958,223	Filed: December 1, 2010	PENDING	Engility Corporation

Supplement to Schedule 4 - 1

TRADEMARKS AND TRADEMARK LICENSES

Trademark/Image if any	Application/ Registration No.	Filing Date/Issued Date	Status	Owner

MPRI	2266440	Filed: December 10, 1997 Issued: August 3, 1999	LIVE	Engility Corporation

ENGILITY	4236110 App No. 85382392	Filed July 27, 2011 Issued: November 6, 2012	LIVE	Engility Corporation

ENGILITY	App No. 85382370	Filed July 27, 2011	Abandoned	Engility Corporation

DRC	0979114	Issued: February 19, 1974	LIVE	Dynamics Research Corporation

	0775122	Filed: February 26, 1963 Issued: August 11, 1964	LIVE	Dynamics Research Corporation

	0707199	Filed April 26, 1960 Issued: November 15, 1960	Abandoned	Dynamics Research Corporation

	4635942	Filed: January 14, 2014 Issued: November 11, 2014	LIVE	Engility Corporation

EMERGENCY TEAM COORDINATION COURSE	1921276	Filed: January 17, 1995 Issued: September 19, 1995	LIVE	Dynamics Research Corporation

ETCC	1945607	Filed: January 17, 1995 Issued: January 2, 1996	LIVE	Dynamics Research Corporation

MEDTEAMS	2754719	Filed: December 22, 1998 Issued: August 26, 2003	LIVE	Dynamics Research Corporation

Supplement to Schedule 4 - 2

DOMAIN NAME REGISTRATIONS

Corporate Domains
Domain Name	Expiration Date
l3-gses.com	7/7/2016
mkisystems.com	5/29/2017
drc.com	8/9/2018
atacserv.com	1/27/2020
irgltd.com	4/27/2020
engilitycorp.com	7/11/2020
engilityone.com	8/3/2020

Contract Domains
Domain Name	Expiration Date
connectingmfg.com	5/22/2015
connectingmfg.org	5/22/2015
drceagle.com	6/29/2015
wateriqcii.com	10/18/2015
drcnetcents11.com	1/4/2016
drcnetcents2.com	1/4/2016
drcnetcentsii.com	1/4/2016
drcnetcentstwo.com	1/4/2016
drctipss4.com	3/2/2016
drctipssfour.com	3/2/2016
drctipssiiii.com	3/2/2016
drctipsssiv.com	3/2/2016
l3-jems.com	7/7/2016
l3-mako.com	7/7/2016
icitapeng.us	11/21/2016
dodmantech.com	12/7/2016
jvcaps.com	8/30/2017
jre-gw.com	12/17/2017
usaidcotrlearning.net	5/15/2018
drcalliant.com	8/22/2018
sysengtoolbox.com	11/26/2018
l3-warfighter.com	8/11/2020
drcdesp3.com	1/30/2022
drcdespiii.com	1/30/2022

Supplement to Schedule 4 - 3

Expired Domains
Domain Name - Expired	Expiration Date
engilitycode.com	11/18/2014
usaidcrc.net	12/3/2014
hjford.com	1/26/2015

Supplement to Schedule 4 - 4

Supplement to Schedule 5

MATERIAL GOVERNMENT CONTRACTS

Number	Internal Project #
1	100004
2	100009
3	100016
4	100018
5	100038
6	100055
7	100086
8	100125
9	100130
10	100335
11	100393
12	100400
13	100405
14	100406
15	100563
16	100564
17	100565
18	100583
19	100632
20	100639
21	100720
22	100919
23	101000
24	101036
25	101037
26	101038
27	101041
28	101053
29	101134
30	101143
31	101184 (Catalog Sales)
32	101185 (JRE Help Desk)
33	101193
34	101213
35	101220.0000.C028
36	101285
37	101290
38	101300
39	101313

Supplement to Schedule 5 - 1

40	101323
41	101328
42	101349
43	101353
44	101357
45	101357.00FG04
46	101357.00N403
47	101366
48	101366.4001.0042
49	101372
50	101703
51	101714
52	104007
53	104015
54	104016
55	104037
56	104039
57	104040
58	104041
59	104042
60	104046
61	104058
62	104065
63	104086
64	104094
65	104110
66	104111
67	104214
68	104215
69	104313
70	120000
71	120005
72	120011
73	120012
74	120013
75	120014
76	120015
77	120016
78	120017
79	130010
80	130054
81	130841
82	130D28
83	130D39
84	130D50
85	130D60

Supplement to Schedule 5 - 2

86	131013
87	131013.0003
88	131912
89	134Y02
90	13D003
91	13D004
92	13D004.00.0002
93	13D011
94	13D017
95	13D031
96	13D032
97	13D065
98	13D141
99	13D149
100	13D210
101	13D817
102	13D843
103	13D859
104	13D866
105	13D903
106	13D917
107	13D957
108	13DE06
109	13DE06.KX01
110	13G004
111	13G068
112	13G075
113	13G702
114	13G814
115	13G838
116	13S036
117	13S062
118	13S103
119	13S200
120	13S451
121	13S780
122	13S851
123	13S892
124	13S9SH
125	140015
126	140021
127	140056
128	140067
129	140107
130	14D005
131	14D019

Supplement to Schedule 5 - 3

132	14G062
133	14G115
134	14G205
135	14G315
136	14G413
137	14G708
138	14S003
139	14S005
140	14S011
141	14S022
142	14S039
143	14S297
144	14S817
145	14S839
146	14S844
147	150004
148	150128
149	150807
150	D10045
151	D12898
152	D12899
153	D13938
154	D14015
155	D14192
156	D14305
157	D14309
158	D14336
159	D14342
160	D14346
161	D14347
162	D14348
163	D14349
164	D14350
165	D14397
166	D14407
167	D14413
168	D14421
169	D14429
170	D14442
171	D14448
172	D14450
173	D14463
174	D14489
175	D14511
176	D14542
177	D14565

Supplement to Schedule 5 - 4

178	D14568
179	D14609
180	D14617
181	D14633
182	D14643
183	D14659
184	D14672
185	D14719
186	D14721
187	D14724
188	D14748
189	D14753
190	D14766
191	D14772
192	D14781
193	D14795
194	D14807
195	D14812
196	D14814
197	D14824
198	D14839
199	D14848
200	D14851
201	D14884
202	D14900
203	D14909
204	D14919
205	D14921
206	D14939
207	D14942
208	D14944
209	D14949
210	D14952
211	D14953
212	D14958
213	D14975
214	D14994
215	D14996
216	D15006
217	D15012
218	D15016
219	D15025
220	D15035
221	D15052
222	D15049
223	D15033
224	D15027

Supplement to Schedule 5 - 5

Supplement to Schedule 6

COMMERCIAL TORT CLAIMS

None.

Supplement to Schedule 6 - 1

Supplement to Schedule 7

FILINGS AND OTHER ACTIONS

REQUIRED TO PERFECT SECURITY INTERESTS

Uniform Commercial Code Filings

•	Secretary of State of the State of Delaware (Debtors: Engility Corporation[1]; International Resources Group Ltd.)

•	Secretary of State of the State of Massachusetts (Debtor: Dynamics Research Corporation)

Copyright, Patent and Trademark Filings

United States Patent & Trademark Office

United States Copyright Office

Actions with respect to Investment Property

Delivery to the Collateral Agent of:

•	stock certificate No. 1 issued by International Resources Group Ltd. to Engility Corporation for 390,895 shares of common stock, together with an undated stock power covering such certificate duly executed in blank by Engility Corporation

•	stock certificate No. 1 issued by Dynamics Research Corporation to Engility Corporation for 10 shares of common stock, together with an undated stock power covering such certificate duly executed in blank by Engility Corporation

•	stock certificate No. 1 issued by H.J. Ford Associates, Inc. to Dynamics Research Corporation for 61,656 shares of common stock, together with an undated stock power covering such certificate duly executed in blank by Dynamics Research Corporation

•	stock certificate No. 2 issued by DRC International Corporation to Dynamics Research Corporation for 2,500 shares of common stock, together with an undated stock power covering such certificate duly executed in blank by Dynamics Research Corporation

•	membership certificate No. 3 issued by Kadix Systems, LLC to Dynamics Research Corporation for 100 membership units, together with an undated transfer power covering such certificate duly executed in blank by Dynamics Research Corporation

•	stock certificate No. 1 issued by High Performance Technologies Innovations, LLC (f/k/a High Performance Technologies, Inc.) to Dynamics Research Corporation for 100 shares of common stock, together with an undated stock power covering such certificate duly executed in blank by Dynamics Research Corporation

[1]	To be converted to Engility LLC, a Delaware limited liability company.

Supplement to Schedule 7 - 1